Exhibit 5(b)
                                                       [JEFFERSON NATIONAL LOGO]

JEFFERSON NATIONAL LIFE INSURANCE COMPANY ("THE COMPANY")
DALLAS, TEXAS
ATTENTION:  VARIABLE ANNUITY NEW BUSINESS
P.O. BOX 36750,  LOUISVILLE, KY 40233
FAX: 1-866-667-0563

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                                                                       CHECKS PAYABLE TO: JEFFERSON NATIONAL LIFE INSURANCE COMPANY
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                               APPLICATION FOR MONUMENT ADVISOR--AMERICA'S FIRST FLAT-FEE VARIABLE ANNUITY
   OWNER IS (CHECK ONE):
      [  ] Individual           [  ] Trust*                   [  ] CRT     [  ] Corporation*       [  ] Other
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                         * Non-natural contract owners must accompany application with additional form: JNL-6000 DUE DILIGENCE
 SUPPLEMENT.
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 1A. ANNUITANT                                                        1B. JOINT ANNUITANT (IF APPLICABLE)
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 Name (FIRST, MI, LAST)                                               Name (FIRST, MI, LAST)

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 Street Address                                                       Street Address

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 City                             State               Zip             City                          State            Zip

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 E-Mail (REQUIRED)                Phone                               E-Mail (REQUIRED)                    Phone

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 Birth Date (MO, DAY, YR)          [  ]  Male  [  ]  Female           Birth Date (MO, DAY, YR)              [  ]  Male  [  ] Female

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 SS#/Tax ID #                                                         SS#/Tax ID #

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 2A. CONTRACT/CERTIFICATE OWNER (IF NOT ANNUITANT)                    2B. JOINT OWNER (IF APPLICABLE)
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 Name (FIRST, MI, LAST)                                               Name (FIRST, MI, LAST)

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 Street Address                                                       Street Address

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 City                             State               Zip             City                          State            Zip

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 E-Mail (REQUIRED)                Phone                               E-Mail (REQUIRED)                    Phone

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 Birth Date (MO, DAY, YR)          [  ]  Male  [  ]  Female           Birth Date (MO, DAY, YR)              [  ]  Male  [  ] Female

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 SS#/Tax ID #                                                         SS#/Tax ID #

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 3A. PRIMARY BENEFICIARIES                                            3B. CONTINGENT BENEFICIARIES
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 Name #1 (FIRST, MI, LAST)                           Relationship     Name #1 (FIRST, MI, LAST)                        Relationship

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 SS#/Tax ID #               Birth Date (MO, DAY,YR)  Percentage       SS#/Tax ID #           Birth Date (MO, DAY, YR)  Percentage

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 Name #2 (FIRST, MI, LAST)                           Relationship     Name #2 (FIRST, MI, LAST)                        Relationship

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 SS#/Tax ID #               Birth Date (MO, DAY,YR)  Percentage       SS#/Tax ID #           Birth Date (MO, DAY, YR)  Percentage

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[  ] Check here to include additional beneficiaries on                [  ] Check here to include additional beneficiaries on
     separate page.                                                        separate page.
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 4. PLAN/TYPE (NONQUALIFIED OR QUALIFIED; IF QUALIFIED, SELECT TYPE)
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 A. PLAN:             [  ] Nonqualified [  ] Qualified (Check plan type below)

 B. QUAL. PLAN TYPE:  [  ] IRA *        [  ] Roth IRA *     [  ] SEP/IRA*    [  ] Simple IRA*     *IRA Contribution Yr: ________

 C. CURRENTLY EMPLOYED?                 [  ] Y              [  ] N           [  ] Retired          Occupation ___________________

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 5.  PREMIUM/PURCHASE PAYMENTS
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 A. Initial Payment with Application: $ ____________________

 B. Periodic Subsequent Payment:      $ ____________________     Each:  [  ] Month  [  ] Quarter  [  ] 6-Months  [  ] Year

    Start Date: ___________________

 C. Payment Method                    [  ] Check      [  ] EFT (Bank Routing/ABA #__________________   Account # _________________)

 D. [  ] 1035 Exchange*               [  ] Transfer*  [  ] Rollover*

                                        * Expected amount: $ _______________ (REQUIRES FORM VA121 AUTHORIZATION TO TRANSFER FUNDS.)
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JNL-6005   Monument Advisor                                                                                             Page 1 of 4
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 6.  INVESTMENT SELECTIONS
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 Use whole percentages to indicate the investment allocation desired. The percentages allocated for all portfolios must equal 100%.
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 40/86 SERIES TRUST                                             LAZARD RETIREMENT SERIES, CONT.
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 ________% 40/86 Balanced Portfolio                             ________% Lazard Ret. International Equity Portfolio
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 ________% 40/86 Equity Portfolio                               ________% Lazard Retirement Small Cap Portfolio
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 ________% 40/86 Fixed Income Portfolio                         LORD ABBETT SERIES FUND, INC.
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 ________% 40/86 Focus 20 Portfolio                             ________% Lord Abbett America's Value Portfolio
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 ________% 40/86 Government Securities Portfolio                ________% Lord Abbett Growth and Income Portfolio
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 ________% 40/86 Money Market Portfolio                         NEUBERGER BERMAN ADVISERS MGMT TRUST
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 ________% 40/86 HighYield Portfolio                            ________% NB AMT Fasciano Portfolio (S SHARES)
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 AIM VARIABLE INSURANCE FUNDS                                   ________% NB AMT Limited Maturity Bond Portfolio
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 ________% AIM V.I. Basic Value Fund (SERIES II)                ________% NB AMT Midcap Growth Portfolio
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 ________% AIM V.I. High Yield Fund (SERIES I)                  ________% NB AMT Partners Portfolio
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 ________% AIM V.I. Mid Cap Core Equity Fund (SERIES II)        ________% NB AMT Regency Portfolio
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 ________% AIM V.I. Real Estate (SERIES I)                      ________% NB AMT Socially Responsive Portfolio
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 ________% AIM V.I. Core Stock Fund
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 ________% AIM V.I. Financial Services Fund                     PIMCO VARIABLE INSURANCE TRUST (ADMIN CL.)
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 ________% AIM V.I. Health Sciences Fund                        ________% PVIT Money Market Portfolio
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 ________% AIM V.I. Technology Fund                             ________% PVIT Real Return Portfolio
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 VARIABLE INSURANCE TRUST                                       ________% PVIT Short Term Portfolio
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 ________% Choice VIT Market Neutral Fund                       ________% PVIT Total Return Portfolio
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 THE ALGER AMERICAN FUND                                        PIONEER VARIABLE CONTRACTS TRUST
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 ________% AA Growth Portfolio                                  ________% Pioneer Fund VCT II Portfolio
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 ________% AA Leveraged AllCap Portfolio                        ________% Pioneer Equity Income VCT II Portfolio
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 ________% AA MidCap Growth Portfolio                           ________% Pioneer Europe VCT II Portfolio
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 ________% AA Small Capitalization Portfolio                    ROYCE CAPITAL FUND
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 AMERICAN CENTURY VARIABLE PORTFOLIOS                           ________% Royce Micro-Cap Portfolio
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 ________% Amer. Cent. VP Income & Growth Fund                  ________% Royce Small-Cap Portfolio
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 ________% Amer. Cent. VP Inflation Prot. Fund (CLASS II)       RYDEX VARIABLE TRUST
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 ________% Amer. Cent. VP International Fund                    ________% Rydex Arktos Fund
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 ________% Amer. Cent. VP Value Fund                            ________% Rydex Banking Fund
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 DREYFUS FUNDS                                                  ________% Rydex Basic Materials Fund
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 ________% Dreyfus VIF Disciplined Stock Portfolio              ________% Rydex Biotechnology Fund
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 ________% Dreyfus VIF International Value Portfolio            ________% Rydex Consumer Products Fund
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 ________% Dreyfus Stock Index Fund (INITIAL SHARES)            ________% Rydex Electronics Fund
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 ________% The Dreyfus Socially Resp. Growth Fund               ________% Rydex Energy Fund
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 FEDERATED INSURANCE SERIES                                     ________% Rydex Energy Services Fund
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 ________% Federated High Income Bond Fund II                   ________% Rydex Financial Services Fund
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 ________% Federated International Equity Fund II               ________% Rydex Healthcare Fund
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 ________% Federated Capital Income Fund II                     ________% Rydex Internet Fund
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 JANUS ASPEN SERIES (INSTITUTIONAL SHARES)                      ________% Rydex Inverse Dynamic Dow 30 Fund
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 ________% Janus Aspen Mid Cap Growth Portfolio                 ________% Rydex Inverse Mid-Cap Fund
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 ________% Janus Aspen Growth Portfolio                         ________% Rydex Inverse Small-Cap Fund
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 ________% Janus Aspen Worldwide Growth Portfolio               ________% Rydex Juno Fund
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 ________% Janus Aspen International Growth Port.               ________% Rydex Large-Cap Europe Fund
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 ________% Janus Aspen Growth and Income Port.                  ________% Rydex Large-Cap Japan Fund
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 LAZARD RETIREMENT SERIES                                       ________% Rydex Large-Cap Growth Fund
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 ________% Lazard Ret. Emerging Markets Portfolio               ________% Rydex Large-Cap Value Fund
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 ________% Lazard Retirement Equity Portfolio                   ________% Rydex Leisure Fund
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RYDEX VARIABLE FUNDS, CONT.
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________% Rydex Long Dynamic Dow 30 Fund
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________% Rydex Medius Fund
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________% Rydex Mekros Fund
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________% Rydex Mid-Cap Growth Fund
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________% Rydex Mid-Cap Value Fund
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________% Rydex Nova Fund
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________% Rydex OTC Fund
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________% Rydex Precious Metals Fund
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________% Rydex Real Estate Sector Fund
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________% Rydex Sector Rotation Fund
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________% Rydex Small-Cap Grpwth Fund
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________% Rydex Small-Cap Value Fund
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________% Rydex Technology Fund
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________% Rydex Telecommunications Fund
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________% Rydex Titan 500 Fund
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________% Rydex Transportation Fund
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________% Rydex Ursa Fund
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________% Rydex U.S. Government Bond Fund
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________% Rydex U.S. Gov't Money Market  Fund
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________% Rydex Utilities Fund
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________% Rydex Velocity 500 Fund
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SALOMON BROS VARIABLE SERIES FUNDS
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________% Salomon Brothers Var. All Cap Fund
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________% Salomon Bros. Var. Large Cap Gro. Fund
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________% Salomon Bros. Var. Strategic Bond Fund
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________% Salomon Brothers Var. Total Return Fund
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SELIGMAN PORTFOLIOS, INC
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________% Seligman Communications & Info Portfolio
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________% Seligman Global Technology Portfolio
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STRONG CAPITAL MANAGEMENT
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________% Strong Opportunity Fund II
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________% Strong VIF Mid Cap Growth Fund II
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THIRD AVENUE VARIABLE SERIES TRUST
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________% Third Avenue Value Portfolio
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VAN ECK WORLDWIDE INSURANCE
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________% Van Eck Worldwide Bond Fund
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________% Van Eck Worldwide Emerging Mkts. Fund
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________% Van Eck Worldwide Hard Assets Fund
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________% Van Eck Worldwide Real Estate Fund
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________% Van Eck Worldwide Absolute Return Fund
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 7.  REBALANCING INSTRUCTIONS
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 Rebalance contract:    [  ] Annually     [  ] Semi-Annually    [  ] Quarterly
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JNL-6005   Monument Advisor                                          Page 2 of 4

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 8.  REPLACEMENT INFORMATION
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 Will this annuity replace any existing life insurance or annuity contract?    [  ] Yes*  [  ] No *

 IF YES, GIVE DETAILS BELOW AND NOTE THAT STATE REPLACEMENT REQUIREMENTS MUST BE FOLLOWED.
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 Transferring Company/Address:                     Plan:                                Contract Number:           Year Issued




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9.  REMARKS
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 10. FRAUD WARNINGS
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 AR, KY, OH, NM AND PA RESIDENTS: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

 CO RESIDENTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, and denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a contractholder or claimant for the purpose of defrauding or attempting to defraud the contractholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

 DC RESIDENTS: Warning: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

 ME, TN, AND VA RESIDENTS. It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial for insurance benefits.

 NJ RESIDENTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

 WV RESIDENTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit, or knowingly presents false information in an application for insurance, is guilty of a crime and may be subject to fines and confinement in prison.
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 11. ELECTRONIC ACCESS (READ CAREFULLY)
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 As Owner of the Contract, I hereby agree to access all information relating to my Contract ELECTRONICALLY, through my Jefferson
 National online account. I agree to visit the Jefferson National website periodically to review all documents relating to my
 Contract. I agree to maintain the password security of my online account and understand that I will be responsible for all orders, data, information or requests using my password. If I suspect there is unauthorized use of my password, I agree to notify Jefferson
 National immediately.

 TO RECEIVE PAPER DOCUMENTS BY MAIL, FOR AN ADDITIONAL CHARGE OF $2.95 PER MONTH, CALL JEFFERSON NATIONAL AT 866-667-0561.
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 12. LIMITED POWER OF ATTORNEY (TO BE SIGNED BY OWNER, IF USING THE SERVICES OF AN INVESTMENT ADVISOR.)
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 I hereby authorize the person named as my " Investment Advisor", set forth in Number 13 below, to be my advisor and attorney-in-fact, and in such capacity to give investment instructions to the Company and to take all other actions necessary or incidental thereto. Jefferson National may rely on such instructions without obtaining my approval, counter-signature, or co-signature. I will indemnify and hold Jefferson National, its directors, officers, and employees harmless from all liabilities and costs, including attorney fees and expenses, which Jefferson National may incur by relying upon the representations of the
 Investment Advisor or upon this authorization.
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 Signature of Contract Owner:                                                           Date:

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 Signature of Joint Contract Owner:                                                     Date:

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 13. INVESTMENT ADVISOR AUTHORIZATION (TO BE SIGNED BY INVESTMENT ADVISOR, IF ANY.)
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 Will the proposed contract replace any existing annuity or insurance contract?   [  ] Yes [  ] No

 IF YES, REPLACEMENT REQUIREMENTS MUST BE FOLLOWED.

 I, the Investment Advisor, have reviewed the Contract Owner's financial status, tax status, and investment objectives and determined that the annuity for which the Contract Owner is applying is suitable.




 ENCLOSE COPY OF EXECUTED INVESTMENT ADVISOR AUTHORIZATION AND FEE PAYMENT AGREEMENT.
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 Signature of Investment Advisor:                                               Print name of Investment Advisor:

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 Name of Firm:                                                                  Advisor Number (assigned by Jefferson National):

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JNL-6005   Monument Advisor                                                                                             Page 3 of 4
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 14.  ANNUITANT AND OWNER STATEMENTS
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 All statements made on all pages of this application are true to the best of my knowledge and belief and I agree to all terms and conditions as stated herein. I also agree that this application may become a part of my annuity contract. I FURTHER VERIFY MY
 UNDERSTANDING THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE
 ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. I acknowledge receipt of a current prospectus. Under penalty of perjury, I certify that the social security or taxpayer identification number is correct as it appears in this application.

 I understand that the registered representative (if any) selling this variable annuity is an agent of Jefferson National and that
 Jefferson National may be compensating the registered representative and/or his broker/dealer as a result of this sale.

 If this annuity is purchased through a financial institution, I understand that I am purchasing a variable annuity product and that: (a) past performance is NOT a guarantee of future results; (b) variable annuity products are not insured by the Federal
 Deposit Insurance Corporation; (c) they are not guaranteed by the bank; d) they are subject to possible loss of principal investment; and (e) early withdrawals from an annuity may be subject to surrender charges, taxation as ordinary income, and an additional non-deductible excise tax.

 SELECT ONE:
 [  ] Prior to my applying for an annuity with Jefferson National, my registered investment advisor/representative requested all of the following financial information from me: my financial status, my tax status, and my investment objectives. I am confident that the annuity for which I am applying is suitable for my circumstances at this time.

 [  ] Prior to my applying for an annuity with Jefferson National, my registered investment advisor/representative requested all of the following financial information from me: my financial status, my tax status, and my investment objectives. However, I declined to provide such information. I am confident that the annuity for which I am applying is suitable for my circumstances at this time.


 Signed at ______________________________ this _______ day of ________________ in the year of _____________ .
          (CITY AND STATE)

 ___________________________________________________               ___________________________________________________
 Signature of Annuitant                                            Signature of Joint Annuitant

 ___________________________________________________               ___________________________________________________
 Signature of Owner                                                Signature of Joint Owner

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 15. REGISTERED REPRESENTATIVE CERTIFICATION (TO BE SIGNED BY REGISTERED REPRESENTATIVE, IF ANY.)
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 Will the proposed contract replace any existing annuity or insurance contract?  [  ] Yes [  ] No
 IF YES, REPLACEMENT REQUIREMENTS MUST BE FOLLOWED.

 I certify that I have asked all the questions in the application and correctly recorded the answers of the proposed Owner/Annuitant. I have presented to the Company all the pertinent facts, and I know nothing unfavorable about the proposed Owner/Annuitant that is not stated in this application.


 Signed at ___________________________________________             Date _____________________________________________
          (CITY AND STATE)                                               (MO, DAY, YR)


 ___________________________________________________               ___________________________________________________
 Signature of Registered Representative #1                         Signature of Registered Representative #2
                                                                   (SPLIT %, IF APPLICABLE)

 ___________________________________________________               ___________________________________________________
 Printed Name                                                      Printed Name

 ___________________________________________________               ___________________________________________________
 Jefferson National Representative's #                             Jefferson National Representative's #

 ___________________________________________________               ___________________________________________________
 Address                                                           Address

 ___________________________________________________               ___________________________________________________
 Phone #                                                           Phone #

 ___________________________________________________               ___________________________________________________
 E-mail (REQUIRED)                                                 E-mail (REQUIRED)

 ___________________________________________________
 Name of Servicing Representative for this contract

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[  ] Check here to send contract directly to owner.

JNL-6005   Monument Advisor                                                                                             Page 4 of 4
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